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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2003

Cross Country, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	0-33169 (Commission File Number	13-4066229 (I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Suite 200, Boca Raton, FL 33487
(Address of Principal Executive Office (Zip Code)

(561) 998-2232
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Item 5. Other Events.

        Incorporated by reference is a press release issued by the Company on February 18, 2003 which is attached hereto as Exhibit 1.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
1.1	Press release issued by the Company on February 18, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY, INC.
By:	/s/ JOSEPH A. BOSHART Name: Joseph A. Boshart Title: President and Chief Executive Officer

Dated: February 20, 2003

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.